UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

_________________________________

FORM 8-K
_________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2026
  _________________________________
Cencora, Inc.
(Exact name of registrant as specified in its charter)
_________________________________
Commission File Number: 1-16671

Delaware			23-3079390
(State or other jurisdiction of			(I.R.S. Employer
incorporation or organization)			Identification No.)

1 West First Avenue	Conshohocken	PA	19428-1800
(Address of principal executive offices)			(Zip Code)
(610) 727-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock	COR	New York Stock Exchange	(NYSE)
2.875% Senior Notes due 2028	COR28	New York Stock Exchange	(NYSE)
3.625% Senior Notes due 2032	COR32	New York Stock Exchange	(NYSE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
Cencora, Inc. (the “Company”) is filing this Current Report on Form 8-K (this “Form 8-K”) to reflect a revision to the presentation of its financial information as set forth in its Annual Report on Form 10-K for the fiscal year ended September 30, 2025 (the “2025 Form 10-K”), as filed with the Securities and Exchange Commission (“SEC”) on November 25, 2025, to give effect to a change in its segment reporting.
As previously disclosed, the Company undertook a strategic review of its business to ensure alignment with its growth priorities and strategic drivers. As a result of this review, beginning in the first quarter of fiscal 2026, the Company reorganized certain business components within its reporting structure. The Company’s revised reporting structure is comprised of U.S. Healthcare Solutions, International Healthcare Solutions, and Other. The U.S. Healthcare Solutions reportable segment consists of U.S. Human Health (excluding legacy U.S. Consulting Services). The International Healthcare Solutions reportable segment consists of Alliance Healthcare, Innomar, World Courier, and strategic components of Pharmalex. Other, which is not considered a reportable segment, consists of businesses for which the Company has begun to explore strategic alternatives and includes MWI Animal Health, Profarma, U.S. Consulting Services, and the other components of Pharmalex. The Company began to report under this revised reporting structure effective with the Quarterly Report on Form 10-Q for its fiscal year 2026 first quarter ended December 31, 2025 (the “2026 Q1 Form 10-Q”), which was filed with the SEC on February 4, 2026.
The Company is filing this Form 8-K to revise the previously reported segment results in the following Items of the 2025 Form 10-K to conform to the Company’s re-aligned reporting structure described above: Part I, Item 1. Business; Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and Part II, Item 8. Financial Statements and Supplementary Data. These revised Items of the 2025 Form 10-K are presented in Exhibit 99.1 to this Form 8-K, which is incorporated herein by reference.
The information included in this Form 8-K is presented for informational purposes only in connection with the revised reporting structure described above and does not amend or restate the Company’s audited consolidated financial statements, which were included in the 2025 Form 10-K. This Form 8-K does not reflect events occurring after the filing of the 2025 Form 10-K and does not modify or update the disclosures therein in any way, other than to illustrate the impact of the revised reporting structure as described above. For developments subsequent to the filing of the 2025 Form 10-K, refer to the 2026 Q1 Form 10-Q.
The Company is filing this Form 8-K so that information reported in the 2025 Form 10-K incorporated by reference in any document that the Company has filed or may file from time to time with the SEC is updated to reflect the revised Items of the 2025 Form 10-K described above.
Item 9.01. Financial Statements and Exhibits.
(d)  Exhibits.

Exhibit No.	Description
23.1	Consent of Ernst & Young LLP, Independent Registered Public Accounting Firm.
99.1
Items from the Annual Report on Form 10-K of Cencora, Inc. for the fiscal year ended September 30, 2025, revised to update previously reported segment results to conform to the re-aligned reporting structure of Cencora, Inc.: Part I, Item 1. Business; Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and Part II, Item 8. Financial Statements and Supplementary Data.

101	The following revised financial information related to the Annual Report on Form 10-K of Cencora, Inc. for the fiscal year ended September 30, 2025, formatted in Inline Extensible Business Reporting Language (iXBRL): (i) the Consolidated Balance Sheets, (ii) the Consolidated Statements of Operations, (iii) the Consolidated Statements of Comprehensive Income, (iv) the Consolidated Statements of Changes in Stockholders’ Equity, (v) the Consolidated Statements of Cash Flows, and (vi) the Notes to Consolidated Financial Statements.
104	Cover Page Interactive Data File (formatted as inline XBRL)

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENCORA, INC.

Date:	February 10, 2026	By:	/s/ James F. Cleary
		Name:	James F. Cleary
		Title:	Executive Vice President & Chief Financial Officer